SYNTAX ETF TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2019

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the Trust dated May 1, 2019, as it may be revised from time to time (the “Prospectus”).

Fund	Ticker
SYNTAX STRATIFIED LARGECAP ETF	SSPY

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, Maine, 04101, by visiting the Fund’s website at www.SyntaxAdvisors.com or calling (866) 972-4492.

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of one investment series (the “Fund”). The Trust was organized as a Delaware statutory trust on June 27, 2013. The offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (“Securities Act”). The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond to the total return, of a specified market index (the “Index”). Syntax Advisors, LLC (“Syntax” or the “Adviser”) serves as the investment adviser for the Fund. Vantage Consulting Group (“Vantage” or the “Sub-Adviser,” and together with the Adviser, “Advisers”) serves as the investment sub-adviser for the Fund.

The Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares have been approved for listing and secondary trading on a national securities exchange (“Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of 25,000 Shares, as set forth in the Prospectus.

Shares may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

ADDITIONAL INDEX INFORMATION

The Syntax Stratified LargeCap Index (the “Index”) is the stratified-weight version of the widely used S&P 500® Index. The Index holds the same constituents as the S&P 500, but the weight of each company in the Index is based on Syntax’s patented methodology to control exposure to related business risks (RBRs).

The Index was developed and is maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500® Index; and (2) the Index is calculated by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) based on methodology proprietary to Syntax, LLC an affiliate of the investment adviser (the “Index Provider”), using a stratification methodology. The Index Provider publishes information regarding the market value of the Index. For more information, please visit the Fund’s website at www.SyntaxAdvisors.com.

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Syntax Stratified-Weight Indices represent a major breakthrough in passive index weighting methodology in that they are designed to control for the negative impacts of related business risks. When two or more companies’ earnings are affected by the same fundamental drivers, we say that they share a related business risk. Syntax Indices utilize a proprietary functional information system (“FIS”) developed by Syntax, LLC, to identify related business risks and implement a patented stratified weighting methodology that controls for the inadvertent overweighting of related business risk that regularly occurs in capitalization-weighted and equal-weighted indices. To learn more about FIS, please visit www.SyntaxAdvisors.com.

Stratified-Weight Indices are a new class of passive indexing that mitigates the negative impacts of overweighting related business risks without sacrificing upside performance in normal markets. Stratified-weight indices, together with capitalization-weight and equal-weight indices, form a complementary suite of index weighting methods that each provide a different measure of market performance. Capitalization-weight indices measure aggregate market performance, equal-weight indices measure average company performance, and stratified-weight indices measure diversified business performance. Each are important market benchmarks that offer different perspectives.

The investment objective of every Syntax Index is to deliver returns consistent with the performance objectives of the underlying companies that make up the index. By using FIS and stratification to control for exposure to related business risks, Syntax Indices are designed to improve the tracking of the actual medium-to long-term performance of groups of companies and provide results that are the product of effective diversification, rather than the overweighting of one or more outperforming group. Because FIS defines the related business risks, Syntax Indices are built as a more stable composite of those functional parts. While the major cap-weighted indices are designed to be a proxy for the total market, Syntax, LLC believes that the Syntax Indices serve as a better basis for medium-to-long-term investments in index-tracking funds.

Disclaimer

Syntax, LLC, the Index Provider, is affiliated with the Trust and the Adviser. The Adviser (“Licensee”) has entered into license agreements with the Index Provider pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

The Index is the property of Syntax, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Index. The Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third-party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Syntax, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Syntax, LLC with respect to the Index is the licensing of the S&P 500® Index and its constituents, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN EXCEPT THOSE ARISING FROM FRAUD OR GROSS NEGLIGENCE ON THE PART OF S&P. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SYNTAX, LLC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

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INVESTMENT POLICIES

INVESTMENT STRATEGIES

DIVERSIFICATION STATUS

The Fund is classified as a “diversified” investment company under the 1940 Act.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day – as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by the Custodian until repurchased. No more than an aggregate of 15 percent of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service (“Moody’s”) or “A-1” by Standard & Poor’s (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

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The principal trading market for some of the securities in the Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67 percent or more of the voting securities of the Fund present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50 percent of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Change its investment objective;

2.	Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3.	Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund’s total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);

4.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund’s assets);

5.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

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7.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8.	Sell securities short;

9.	Invest in commodities or commodity contracts, except that the Fund may transact in exchange traded futures contracts on securities, stock indices and options on such futures contracts and make margin deposits in connection with such contracts; or

10.	Concentrate its investments in securities of issuers in the same industry, except the Fund will concentrate, as necessary to approximate the composition of the Fund’s underlying Index (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund:

1.	Will not invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views.

2.	Will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

3.	Will, under normal circumstances, invest at least 95% of its total assets in common stocks that compose its relevant Index. Prior to any change in the Fund’s 95% investment policy, the Fund will provide shareholders with 60 days written notice.

4.	Will not invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

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EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”

The Board has responsibility for the overall management, operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund.

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The Trustees and executive officers of the Trust, along with their year of birth, principal occupations over the past five years, length of time served, total number of portfolios overseen in the fund complex, public and fund directorships held and other positions and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE LAST 5 YEARS

Independent Trustees
Deborah Fuhr (1959)	Independent Trustee	Term: Unlimited Trustee since 2018	Co-Founder and Managing Partner, ETFGI LLP (research and consulting) (2012 to present);	1

Co-Founder and Board Member, Women in ETFs (Not for Profit) (2014 to present); Co-founder and Board Member, Women in ETFs Europe Limited (Educational Association) (2015 to present); Director and Board Member, 2 Culfrod Gardens RTM (Property) (2005 to present); Director and Board Member (2 Culford Gardens Freehold (Property) (2011 to present)

George Hornig (1954)	Independent Trustee and Chairman of the Audit Committee	Term: Unlimited Trustee since 2018	Managing Member, George Hornig, LLC (2017 to present) (investments); Senior Managing Director and Chief Operating Officer, Pinebridge Investments (investment adviser) (2010 to 2016).	1

Director, Forrester Research, Inc. (technology research company) (1997 to 2015); Director, Daniel J. Edelman Holding (2016 to present) (communications marketing firm); Director, Xometry (advanced manufacturing platform business) (2014 to present); Director, KBL Merger Corp IV (2017 to present) (healthcare).

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Richard Lyons (1961)	Lead Independent Trustee and Chairman of the Nominating and Governance Committee	Term: Unlimited Trustee since 2018	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006 to 2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005 to 2006), Acting Dean (2004 to 2005), Professor (2000 to 2004), Associate Professor (1996 to 2000), Assistant Professor (1993 to 1996), Haas School of Business, UC Berkeley.	1	Director (2013 to 2016), Matthews A Share Selections Fund, LLC (mutual funds).
Stewart Myers (1940)	Independent Trustee	Term: Unlimited Trustee since 2018	Professor, MIT Sloan School of Management (since 2015); Principal, The Brattle Group, Inc. (since 1991).	1	Director, Entergy Corp. (2009 to 2015).
Interested Trustees
Rory Riggs (1953)	Trustee and Chief Executive Officer	Term: Unlimited Trustee since 2017	Founder and Chief Executive Officer, Locus Analytics, LLC (since 2010); Founder and Chief Executive Officer, Syntax Advisors, LLC (Since 2009); and is the Chief Executive Officer and Founder of Syntax Indices (Since 2009).	1	Managing Member of Balfour, LLC (since 1991); Board Member, Nuredis, Inc. (2016 to present); President, Biomatrix Corporation (1996 to 2000); Director, Biomatrix Corporation (1990 to 2000); Acting President and Chief Executive Officer of RF&P Corporation (1991 to 1995); Managing Director, PaineWebber Incorporated (1981 to 1990); Co-founder and Chairman, RP Management, LLC Chairman and co-founder, Royalty Pharma (1996 to present) (biopharmaceuticals); Chairman and Co-Founder, Cibus Global, Ltd. (2012 to present) (gene editing agriculture); Director GeneNews Limited (2000 to present); Director, Intra-Cellular Therapies, Inc. (since 2014); Director, FibroGen, Inc. (1993 to present).

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Kathy Cuocolo (1952)	Trustee and President	Term: Unlimited Trustee since 2018	President, Syntax Advisors, LLC and predecessor companies (2014 to present); Managing Director, Head of Global ETF Services, BNY Mellon (2008 to 2013); Executive Vice President, State Street (1982 to 2003).	1	Greenbacker Renewable Energy LLC, Audit Chair (2013 to present); Guardian Life Family of Funds (2005 – 2007); Select Sector Trust, Chairman (2000 to 2007); The China Fund (1999 to 2003).

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

OFFICERS
Rory Riggs (1953)	Chief Executive	Since 2018	See Trustee table above
Kathy Cuocolo (1952)	President and Treasurer	Since 2018	See Trustee table above
Carly Arison (1990)	Secretary	Since 2018	Vice President, Syntax Advisors, LLC and predecessor companies (2012 to present)
Joseph O’Donnell (1954)	Chief Compliance Officer	Since 2018	Director - Outsourced Business Solutions Group - Foreside LLC October (2017 – present). Board Member, Atlanta Symphony Orchestra (2015 – present); EVP and CCO RidgeWorth Funds (2011 – 2016).

Leadership Structure and Board of Trustees

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

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The Trustees’ role in risk oversight begins before the inception of the Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, Sub-Advisory Agreement with the Sub-Adviser, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Advisers’ adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the Adviser, Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees and Officers. There are 6 members of the Board of Trustees, 4 of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Mr. Riggs, an Interested Trustee, serves as Chairman of the Board to act as liaison with the investment adviser, other service providers, counsel and other Trustees generally between meetings. Mr. Lyons serves as Lead Independent Trustee and is a spokesperson for and leader of the Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee and the Nominating and Governance Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

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Rory Riggs: Rory Riggs is the CEO and Founder of Syntax Indices.

Rory’s idea for Syntax Stratified Indices came from his career in healthcare and the industry’s statistical use of population sampling and stratification across sub-populations to control for inadvertent biases in clinical trial results. To address the potential of similar biases in index results, he and his team identified a new risk category called related business risks; developed a new classification system with which to identify and group related business risk; and implemented a stratified weighting methodology to control for the inadvertent over-weighting of related business risks that regularly occur capitalization-weight and equal-weight methodologies. Using this stratified-weight methodology, Syntax operates a family of Syntax Stratified Indices that includes a Stratified Syntax LargeCap and MidCap Index that provide stratified-weight versions of the widely-followed S&P 500 and the S&P 400.

Prior to founding Syntax and its parent, Locus Analytics, Rory has been involved in the creation and development of many successful companies in healthcare and bio-technology. These companies include: Royalty Pharma; Fibrogen, Inc.; Cibus, LLC; GeneNews Ltd., Sugen, Inc. and eReceivables Inc. He is currently the chairman and co-founder of Royalty Pharma, the largest investor in revenue-producing intellectual property, principally royalty interests in marketed and late-stage development biopharmaceutical products. In addition, Rory is Chairman and Co-founder of Cibus, the leader in non-transgenic (non-GMO) gene editing in agriculture. He also served as the president and director of Biomatrix Corporation (NYSE: BXM) where he launched Synvisc, an important product in the treatment of osteoarthritis.

Rory received a BA from Middlebury College and an MBA from Columbia University.

Kathy Cuocolo: Kathy Cuocolo is president of Syntax Advisors, LLC, bringing over 30 years of experience in the asset management and ETF industry to Syntax.

Prior to Syntax, Kathy was Managing Director, Head of Global ETF Services at BNY Mellon. Before BNY, Kathy spent 22 years at State Street Corporation, where she rose to Executive Vice President. While at State Street, Kathy brought the first ETF to market, the S&P 500 SPDR, as well as several of the other early ETF products such as the Select Sector SPDR, the Dow Diamond, and CountryBaskets. She began her career at PricewaterhouseCoopers as an audit and consulting manager. She is a Board Member and Audit Chair of Greenbacker Renewable Energy LLC and has been on the Boards of Select Sector SPDRs, The China Fund and Guardian Family of Funds.

Kathy received her B.A. in Accounting Summa Cum Laude from Boston College and is a Certified Public Accountant in Massachusetts.

George Hornig: George Hornig has had a career as a senior operating officer in the financial services industry (asset management, investment banking, insurance and fin-tech).

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From 2010 - 2016, George was a Senior Managing Director of PineBridge Investments. George led the restructuring of the operations of this former division of AIG Insurance to make it an independent company after its divestiture. Prior to joining PineBridge, George spent 11 years at Credit Suisse Asset Management as Global Chief Operating Officer. Prior to that, he was Executive Vice President and Chief Operating Officer, Americas, at Deutsche Bank. In 1988, he was a co-founder and Chief Operating Officer of Wasserstein Perella and Company, following his tenure at The First Boston Corp. George also practiced law for two years at Skadden Arps at the start of his career. In addition, George’s career has spanned investments, management and advisor in industries as diverse as health care, manufacturing and the outsourcing of business services, social media, cybersecurity, augmented reality, and e-waste management. Presently he is managing a portfolio of acquisition transactions and venture capital investments. Also he is the Chairman of KBL Merger Corp IV (healthcare industry SPAC), a Director of Edelman (communications marketing firm), and a Director of Xometry (advanced manufacturing platform business). From 1992 to 2012, he was a Director of Unity Mutual Life and from 1996 to 2018, he was a Director of Forrester Research and Chairman of the Audit Committee.

George received his AB in Economics from Harvard College, his MBA from Harvard Business School and his JD from Harvard Law School.

Deborah Fuhr: Deborah Fuhr is the managing partner and co-founder of ETFGI. Previously she served as global head of ETF research and implementation strategy and as a managing director at BlackRock/Barclays Global Investors from 2008-2011. Fuhr also worked as a managing director and head of the investment strategy team at Morgan Stanley in London from 1997-2008, and as an associate at Greenwich Associates.

Deborah Fuhr is the recipient of the 2014 William F. Sharpe Lifetime Achievement Award for outstanding and lasting contributions to the field of index investing, the Nate Most Greatest Contributor to the ETF industry award , and the ETF.com Lifetime achievement award. She has been named as one of the “100 Most Influential Women in Finance” by Financial News in 2014, 2013, 2012, 2009, 2008 and 2007. Ms. Fuhr won the award for the Greatest Overall Contribution to the development of the Global ETF industry in the ExchangeTradedFunds.com survey in 2011 and 2008, Ms. Fuhr is one of the founders and on the board of Women in ETFs and is on the board of Cancer Research UK’s ‘Women of Influence’ initiative to support female scientists. Ms. Fuhr is on the editorial board of the Journal of Indexes, and Money Management Executive; the advisory board for the Journal of Index Investing; and the investment panel of experts for Portfolio Adviser, the FTSE ICB Advisory Committee, the NASDAQ listing and hearing review council, the International Advisory Committee for the Egyptian Exchange, and the University of Connecticut School of Business International Advisory Board.

She holds a BS degree from the University of Connecticut and an MBA from the Kellogg School of Management at Northwestern University.

Richard Lyons: Richard Lyons is the dean of the Haas School of Business, UC Berkeley, and holds the Bank of America Dean’s Chair.

Prior to becoming dean in July 2008, he served as the chief learning officer at Goldman Sachs in New York, a position he held since 2006. As chief learning officer, Rich was responsible for leadership development among the firm’s managing directors. Prior to Goldman Sachs, Rich served as acting dean of the Haas School from 2004 to 2005 and as executive associate dean and Sylvan Coleman Professor of Finance from 2005 to 2006.

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He received his BS with highest honors from UC Berkeley (finance) and his Ph.D. from MIT (economics). Before coming to Haas, Professor Lyons spent six years on the faculty at Columbia Business School. His teaching expertise is in international finance.

Stewart Myers: Stewart C. Myers is the Robert C. Merton (1970) Professor of Finance, Emeritus at the MIT Sloan School of Management.

Mr. Myers is past President of the American Finance Association, a Research Associate at the National Bureau of Economic Research and a principal of the Brattle Group, Inc. His textbook Principles of Corporate Finance (12th ed., with Richard Brealey and Franklin Allen) is known as the “bible” of financial management. His research focuses on the valuation of real and financial assets, corporate finance and financial aspects of government regulation of business. He introduced both the tradeoff and pecking order theories of capital structure and was the first to recognize the importance of real options in corporate finance. Myers is the author of influential research papers on many topics, including adjusted present value (APV), rate of return regulation, capital allocation and risk management in banking and insurance, real options, payout policy, and moral hazard and information issues in financing decisions. He has served as a director of Entergy Corporation and CAT Ltd. and as a manager of the Cambridge Endowment for Research in Finance.

He holds an AB from Williams College and an MBA and a PhD from Stanford University.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC and do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays, in the aggregate, each Independent Trustee an annual fee of $25,000. Trustee fees are allocated between the Fund in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. George Hornig serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee was established on March 28, 2018 and met once during the fiscal year ending December 31, 2018.

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Nominating and Governance Committee. The Board has established a Nominating and Governance Committee consisting of all Independent Trustees. Richard Lyons serves as Chairperson. The responsibilities of the Nominating and Governance Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Fund; (3) periodically review Trustee compensation, (4) annually review committee and committee chair assignments, (5) annually review the responsibilities and charter of each committee, (6) to plan and administer the Board’s annual self-evaluation, (7) annually consider the structure, operations and effectiveness of the Nominating and Governance Committee, and (8) at least annually evaluate the independence of counsel to the Independent Trustees. The Nominating and Governance Committee was established on March 28, 2018 and met once during the fiscal year ending December 31, 2018.

The Trustees adopted the following procedures with respect to the consideration of nominees recommended by security holders.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

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3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

OWNERSHIP OF FUND SHARES

As of December 31, 2018, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

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The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2018.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Deborah Fuhr	None	None	None
George Hornig	None	None	None
Richard Lyons	None	None	None
Stewart Myers	None	None	None

Interested Trustees:
Rory Riggs	None	None	None
Kathy Cuocolo	None	None	None

CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services, LLC) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics, filed as an exhibit to the Trust’s registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICY. The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Sub-Adviser. The Sub-Adviser’s proxy voting policy is attached at the end of this SAI as Appendix A. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling (866) 972-4492; (2) on the Fund’s website at www.SyntaxAdvisors.com; and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

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THE INVESTMENT ADVISER

Syntax Advisors, LLC (“Syntax” or “Adviser”) acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Adviser’s principal address is 110 East 59th Street, 31st Floor, New York, NY 10022.

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets as set forth in the Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund.

The advisory fees paid to the Adviser for the last three fiscal years have been omitted because the Fund had not commenced investment operations as of December 31, 2018.

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Syntax has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (excluding, as applicable, (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund.) do not exceed the rates below. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if the Fund is able to make the payment without exceeding the applicable expense limitation. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees.

Fund	Total Operating Expenses after Waiver/Reimbursement
Syntax Stratified LargeCap ETF	0.30%

A discussion regarding the Board’s consideration of the Investment Advisory Agreement can be found in the Trust’s Semi-Annual Report to Shareholders for the period ended June 30, 2019 (when available).

SUB-ADVISER

Vantage Consulting Group (“Vantage” or the “Sub-Adviser”), 3500 Pacific Ave. Virginia Beach, VA 23451, serves as the investment sub-adviser for the Fund pursuant to an Investment Sub-Advisory Agreement between the Adviser and Vantage, dated March 2, 2018 (referred to as a “Sub-Advisory Agreement). The Sub-Adviser is responsible for placing purchase and sale orders and shall make investment decisions for the Fund, subject to the supervision by the Adviser. For its services, the Sub-Adviser is compensated by the Adviser.

PORTFOLIO MANAGER

The Sub-Adviser manages the Fund using a team of investment professionals. The professional primarily responsible for the day-to-day portfolio management of the Fund is James Thomas Wolfe.

The following table lists the number and types of accounts, other than the Fund, managed by Mr. Wolfe and the assets under management in those accounts.

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Other Accounts Managed as of March 31, 2019

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (millions)	Pooled Investment Vehicle Accounts	Assets Managed (millions)	Other Accounts	Assets Managed (millions)
James Thomas Wolfe	0	N/A	2	$23.5	0	N/A

* Mr. Wolfe serves as the portfolio manager for the Fund’s predecessor private fund. Each predecessor private fund is expected to be merged into its corresponding Fund from time to time, following each such Fund’s commencement of operations.

OWNERSHIP OF SECURITIES

The portfolio manager listed above does not beneficially own any Shares of the Fund as of March 31, 2019.

CONFLICTS OF INTEREST

Description of Material Conflicts of Interest. Because the portfolio manager may manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The portfolio manager generally manages portfolios having substantially the same investment style as the Fund. However, the portfolios managed by the portfolio manager may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts but not others. The portfolio manager may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed.

COMPENSATION

The Sub-Adviser’s compensation and incentive program varies by professional and discipline. A portfolio manager’s compensation is comprised of a fixed based salary and a bonus. The base salary is not based on the value of the assets managed but rather on the individual portfolio manager’s experience and responsibilities. The bonus also varies by individual and is based upon criteria that incorporate the Sub-Adviser’s assessment of the Fund’s performance as well as a portfolio manager’s corporate citizenship and overall contribution to the Firm.

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THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Fund.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for the Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds the Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of the Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”).

Compensation. As compensation for its services under the Administration Agreement, the Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trust as follows:

For its services as Administrator, State Street is paid an annual fee based on the net assets of the Fund. As the Fund commenced operation after December 31, 2018, the Fund has not paid State Street fees for its services as Administrator as of December 31, 2018.

For its services as Custodian and fund accountant, State Street is paid an annual fee based on the net assets of the Fund. It also receives an annual fee for ETF basket creation services. As the Fund commenced operation after December 31, 2018, the Fund has not paid State Street fees for its services as Administrator as of December 31, 2018.

THE DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”) is the principal underwriter and Distributor of the Fund’s Creation Units. Its principal address is Three Canal Plaza, Suite 100, Portland, Maine, 04101. Investor information can be obtained by calling (866) 972-4492. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Creation Units of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in numbers less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to Authorized Participants (as defined below) purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

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The Adviser, or an affiliate of the Adviser, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Shares. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 Plan fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Rule 12b-1 fees are paid out of the Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.

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Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund Shares into account. The Sub-Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks when appropriate.

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The Sub-Adviser does not currently use the Fund’s assets for, or participate in, third party soft dollar arrangements, although the Sub-Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Sub-Adviser does not “pay up” for the value of any such proprietary research.

The Sub-Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The aggregate dollar amount of brokerage commissions paid by the Fund for the last three fiscal years have been omitted because the Fund had not yet commenced investment operations as of December 31, 2018.

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares.

Holdings in Securities of Regular Broker-Dealers for the most recent fiscal year have been omitted because the Fund had not yet commenced investment operations as of December 31, 2018.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services. Portfolio turnover information is not included as the Fund commenced operation after December 31, 2018.

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BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co. and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Fund does not have information concerning their beneficial ownership held in the names of DTC Participants, as of April 19, 2019 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Fund were as follows:

Fund Name	Name & Address	% Ownership (Record or Beneficial)
SYNTAX STRATIFIED LARGECAP ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	59.87%
	Jefferies Group LLC 520 Madison Avenue New York, NY 10022	17.70%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.81%

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be deemed to have control of the Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor, State Street or an affiliate (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the applicable Fund.

As of March 31, 2019, the Trustees and officers of the Trust, as a group, other than Rory Riggs owned less than 1% of the Fund’s outstanding Shares. As of December 31, 2018, Rory Riggs was the sole shareholder of the Fund and owned 100% of the Fund’s shares.

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PURCHASE AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The value of the Fund is determined once each business day, as described under “Determination of Net Asset Value.” Creation Unit sizes are set forth in the table below:

FUND	Creation Unit Size
Syntax Stratified LargeCap ETF	25,000

PURCHASE (CREATION). The Trust issues and sells Shares of the Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to the Fund is, generally, any day on which the NYSE Arca is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities instruments (“Deposit Instruments”) per each Creation Unit, constituting a substantial replication, or (ii) the Deposit Cash constituting the cash value of the Deposit Instruments and “Cash Amount,” computed as described below. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Instruments that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Instruments or Deposit Cash, as applicable, and the Cash Amount constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Amount” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the aggregate market value of the Deposit Instruments or Deposit Cash, as applicable. If the Cash Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such positive amount. If the Cash Amount is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Instruments or Deposit Cash, as applicable), the Cash Amount shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Amount. The Cash Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Instruments or Deposit Cash, as applicable. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

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The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required amount of the instruments comprising the Deposit Instruments or the required amount of Deposit Cash, as applicable, as well as the estimated amount of the Cash Amount to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Instruments or the required amount of Deposit Cash, as applicable, is made available.

The identity and required amount of each instrument comprising the Deposit Instruments or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Instruments may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s Index.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Instrument which shall be added to the Deposit Instruments, including, without limitation, in situations where such Deposit Instrument: (i) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (ii) in the case of foreign funds holding non-US Deposit Instruments, where such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers , or other similar circumstances; (iii) may not be available in sufficient quantity for delivery; (iv) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; or (v) a holder of Shares of a foreign Fund holding non-US instruments would be subject to unfavorable income tax treatment if the holder receives redemption proceed “in-kind” (collectively, “non-standard orders”). The Trust also reserves the right to include or remove Deposit Instruments from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Deposit Instruments together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

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All orders to purchase Shares directly from the Fund, including non-standard orders, must be placed for one or more whole Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Instruments, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Instruments. Foreign Deposit Instruments must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Instruments or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Deposit Instruments must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Amount and the Deposit Instruments or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Instruments or payment of Deposit Cash, as applicable, and the payment of the Deposit Instruments has been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Instruments (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Instruments for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Deposit Instruments, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Instruments (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Instruments. The Trust may use such Additional Cash Deposit to buy the missing Deposit Instruments at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Instruments, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Instruments or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80 percent or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN WHOLE CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

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With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Instruments”). In certain circumstances, Redemption Instruments received on redemption may not be identical to Deposit Instruments.

Redemption proceeds for a Creation Unit typically are paid in-kind, but may be paid through any combination of cash, securities or other instruments as determined solely by the Fund. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Instruments have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Fund’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more redemption Instruments.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Instruments and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of the Fund, the calculation of the value of the Redemption Instruments and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Instruments and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

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With respect to in kind redemptions of the Fund, in connection with taking delivery of shares of Redemption Instruments upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Instruments will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holidays Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Instruments). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Instruments but does not differ in net asset value.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

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Redemptions of Shares for Redemption Instruments will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the Redemption Instruments under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Instruments applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Instruments that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Instruments.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time. The Creation/Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of such fee is in the best interest of the Fund. When determining whether to waive the Creation/Redemption Transaction Fee, the Adviser considers a number of factors including whether waiving such fee will facilitate the initial launch of the Fund; facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of such waiver.

An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

FUND	TRANSACTION FEE	MAXIMUM TRANSACTION FEE
Syntax Stratified LargeCap ETF	$500	$2000

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE OF FUND SHARES” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”

Net asset value per Share for the Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

In computing the Fund’s net asset value per Share, the Fund’s securities holdings are based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. In the case of shares of funds that are not traded on an exchange (e.g., mutual funds), last sale price means such fund’s published net asset value per share. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Oversight Committee in accordance with procedures adopted by the Board. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Index. This may result in a difference between the Fund’s performance and the performance of the Index.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid annually for the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of such Fund, as if such Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

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The Trust may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” under the Internal Revenue Code or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT. Broker dealers, at their own discretion, may also offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.

U.S. FEDERAL INCOME TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), U.S. Treasury Department regulations promulgated thereunder, judicial authorities, and administrative rulings and practices, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “U.S. Federal Income Taxation.”

Except to the extent discussed below, this summary assumes that the Fund’s shareholder holds Shares as capital assets within the meaning of the Internal Revenue Code, and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares, and does not address the tax consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, those who hold Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, tax-exempt shareholders. This discussion does not discuss any aspect of U.S. state, local, estate, and gift, or non-U.S., tax law. This discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state, and local, and non-U.S., tax consequences of investing in Shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

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Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a separate regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain income, asset and distribution requirements, described in more detail below. Specifically, the Fund must (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (i.e., partnership that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, and other qualifying RIC income described above), and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or business or in the securities of one or more QPTPs. Furthermore, the Fund must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Internal Revenue Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualified dividend (as discussed below) subject to tax at preferential long-term capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

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Phantom Income. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, under the “wash sale” rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. (See also —“Certain Debt Instruments” below.)

Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund (such as zero coupon debt instruments or debt instruments with payment in-kind interest) may be treated as debt securities that are issued originally at a discount. Generally, the amount of original issue discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund acquires debt securities (with a fixed maturity date of more than one year from the date of issuance) in the secondary market, such debt securities may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or original issue discount in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or original issue discount, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or original issue discount, which could affect the character and timing of recognition of income.

Non-U.S. Investments. Dividends, interest and proceeds from the direct or indirect sale of non-U.S. securities may be subject to non-U.S. withholding tax and other taxes, including financial transaction taxes. Even if the Fund is entitled to seek a refund in respect of such taxes, it may not have sufficient information to do so or may choose not to do so. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. Non-U.S. taxes paid by the Fund will reduce the return from the Fund’s investments.

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Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and certain other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

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Distributions of the Fund’s net investment income and the Fund’s net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for “qualified dividend income, as discussed below). Corporate shareholders of the Fund may be eligible to take a dividends-received deduction with respect to such distributions, provided the distributions are attributable to dividends received by the Fund on stock of U.S. corporations with respect to which the Fund meets certain holding period and other requirements. To the extent designated as “capital gain dividends” by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Such dividends will not be eligible for a dividends-received deduction by corporate shareholders.

The Fund’s net capital gain is computed by taking into account the Fund’s capital loss carryforwards, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in tax years beginning after December 22, 2010 can be carried forward indefinitely and retain the character of the original loss. To the extent that these carryforwards are available to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

Distributions of “qualified dividend income” (defined below) are taxed to certain non-corporate shareholders at the reduced rates applicable to long-term capital gain to the extent of the Fund’s current and accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to the dividend-paying stocks. Dividends subject to these special rules, however, are not actually treated as capital gains and, thus, are not included in the computation of a non-corporate shareholder’s net capital gain and generally cannot be used to offset capital losses. The portion of distributions that the Fund may report as qualified dividend income generally is limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stock and securities) consist of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified non-U.S. corporations. Income from dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally is qualified dividend income only to the extent that the dividend distributions are made out of qualified dividend income received by such REIT or other RIC.

To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds its Shares of the Fund as capital assets).

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The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, a shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Fund Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund. Organizations or persons not subject to U.S. federal income tax on such net capital gain may be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

With respect to non-corporate Fund shareholders (i.e., individuals, trusts and estates), ordinary income and short-term capital gain are taxed at a current maximum rate of 39.6% and long-term capital gain is taxed at a current maximum rate of 20%. Corporate shareholders are taxed at a current maximum rate of 35% on their income and gain.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on “net investment income,” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from the Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. All or a portion of any loss realized upon a sale or exchange of Fund Shares will be disallowed under the “wash sale” rules if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Fund Shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting to the IRS and to taxpayers of adjusted cost basis information for “covered securities,” which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their brokers to obtain information with respect to the available cost basis reporting methods and available elections for their accounts.

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Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit, made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares.

Reportable Transactions. If a shareholder recognizes a loss with respect to Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (for a corporate shareholder) in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required to file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules. Shareholders should consult their tax advisors to determine the applicability of these rules in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law, and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

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Dividends. With respect to non-U.S. shareholders of the Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, ordinary income dividends that are “interest-related dividends” or “short-term capital gain dividends” (each as defined below) and capital gain dividends generally will not be subject to U.S. federal withholding (or income tax), provided that the non-U.S. shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by the Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by the Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

Notwithstanding the foregoing, special rules apply in certain cases, including as described below. For example, in cases where dividend income from a non-U.S. shareholder’s investment in the Fund is effectively connected with a trade or business of the non-U.S. shareholder conducted in the United States, the non-U.S. shareholder generally will be exempt from withholding tax, but will be subject to U.S. federal income tax at the graduated rates applicable to U.S. shareholders. Such income generally must be reported on a U.S. federal income tax return. Furthermore, such income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation. In addition, if a non-U.S. shareholder is an individual who is present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, any gain incurred by such shareholder with respect to his or her capital gain dividends and short-term capital gain dividends would be subject to a 30% U.S. federal income tax (which, in the case of short-term capital gain dividends, may, in certain instances, be withheld at source by the Fund). Lastly, special rules apply with respect to dividends that are subject to the Foreign Investment in Real Property Act (“FIRPTA”), discussed below (see—“Investments in U.S. Real Property”).

Sales of Fund Shares. Under current law, gain on a sale or exchange of Shares generally will be exempt from U.S. federal income tax (including withholding at the source) unless (i) the non-U.S. shareholder is an individual who was physically present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder would incur a 30% U.S. federal income tax on his capital gain, (ii) the gain is effectively connected with a U.S. trade or business conducted by the non-U.S. shareholder (in which case the non-U.S. shareholder generally would be taxable on such gain at the same graduated rates applicable to U.S. shareholders, would be required to file a U.S. federal income tax return and, in the case of a corporate non-U.S. shareholder, may also be subject to the 30% branch profits tax), or (iii) the gain is subject to FIRPTA, as discussed below (see —“Investments in U.S. Real Property”).

Credits or Refunds. To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a non-U.S. Fund shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Fund shareholder would not otherwise be required to do so.

48

Investments in U.S. Real Property. Subject to the exemptions described below, a non-U.S. shareholder generally will be subject to U.S. federal income tax under FIRPTA on any gain from the sale or exchange of Shares if the Fund is a “U.S. real property holding corporation” (as defined below) at any time during the shorter of the period during which the non-U.S. shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares. Any such gain will be taxed in the same manner as for a U.S. Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds. The Fund will be a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.

An exemption from FIRPTA applies if either (i) the class of Shares disposed of by the non-U.S. shareholder is regularly traded on an established securities market (as determined for U.S. federal income tax purposes) and the non-U.S. shareholder did not actually or constructively hold more than 5% of such class of Shares at any time during the five-year period prior to the disposition, or (ii) the Fund is a “domestically-controlled RIC.” A “domestically-controlled RIC” is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock is owned by U.S. persons.

Furthermore, special rules apply under FIRPTA in respect of distributions attributable to gains from USRPIs. In general, if the Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by such Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the United States, subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding corporation, distributions on the Fund’s Shares will not be treated, under the rule described above, as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) 5% or less (by class) of Shares and such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends subject to a 30% withholding tax or lower applicable treaty rate).

Non-U.S. shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions.

49

All shareholders of the Fund should consult their tax advisers regarding the application of the rules described above.

Back-Up Withholding

The Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 28% rate from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information to the withholding agent about certain of its direct and indirect “substantial U.S. owners” or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

“Withholdable payments” generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

The Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

50

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

Section 351

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (i.e., Shares of the Fund) vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.

51

Shareholder inquiries may be made by writing to the Trust, c/o Syntax Advisors, LLC, 110 East 59th Street, 31st Floor, New York, NY 10022.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Chapman and Cutler LLP serves as counsel to the Trust and the Fund. Ernst & Young LLP serves as the independent registered public accounting firm to the Trust.

INDEPENDENT AUDITORS

The financial statements of Syntax 500 Series of Syntax Index Series, LP for the year ended December 31, 2018, have been audited by Ernst & Young, Dublin, Ireland, independent auditors.

52

FINANCIAL STATEMENTS

   Syntax Stratified LargeCap ETF

Statement of Assets and Liabilities

December 31, 2018

Assets
Cash	$100,000
Total Assets	$100,000
Total Liabilities	$0

Net Assets Consist of Paid in Capital	$100,000
Net Assets	$100,000

Net Asset Value per share 2,500 authorized and outstanding	$40.00

See accompanying notes to the statement of assets and liabilities.

53

Syntax Stratified LargeCap ETF Fund
Notes to Statement of Assets and Liabilities
December 31, 2018

1.	Organization

Syntax ETF Trust (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on June 27, 2013 pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). Syntax Stratified LargeCap ETF (the “Fund”), is a series of the Trust. The Fund has had no operations through December 31, 2018 other than those relating to organizational matters and the sale and issuance of 2,500 shares of beneficial interest in the Fund to Rory Riggs, CEO of Syntax Advisors, LLC, a related party of the Trust, at a net asset value of $40.00 per share.

The initial seed capital of $100,000 represents 2,500 issued shares or 10% of a creation Unit, which has been issued on the Transfer Agent records but will not be placed into DTC for trading until the commencement of operations. The shares will be placed into DTC upon commencement of operations along with an additional deposit representing an additional 90%, or $900,000, of a Creation unit value of $1,000,000.

The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust or unless and until required by law. Syntax Advisors, LLC (the “Advisor” or “Syntax Advisors”), a New York limited liability company, serves as the Fund’s investment adviser.

The Syntax Stratified LargeCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies in the Syntax Stratified LargeCap Index (the “Index”).

The Fund’s investment objective is to provide long-term total investment returns (capital gains plus income). To achieve the Fund’s investment objective, the Advisor will seek to track the performance of the Syntax Stratified LargeCap Index, which is a stratified-weight version of the widely used S&P 500® Index. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds. Refer to the Additional Strategies Information section of the Fund’s prospectus for more information on the methodology of the Syntax Indices.

2.	Significant Accounting Policies

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and in accordance with Accounting Standards Codification (ASC) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

54

Syntax Stratified LargeCap ETF Fund
Notes to Statement of Assets and Liabilities
December 31, 2018

In preparing the Fund’s financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The following is a summary of significant accounting policies followed by the Fund.

Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Distribution of Income and Gains: The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short- term capital gains, which are included as ordinary income for tax purposes.

Cash: Cash consists of cash held at the Fund’s custodian, State Street Bank and Trust Company.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Organizational and offering costs: Syntax Advisors has agreed to pay all of the Fund’s organizational and offering costs. The organizational and offering costs are not subject to repayment to Syntax Advisors by the Fund

3.	Capital Share Transactions

The Fund will issue or redeem capital shares to certain institutional investors (typically market makers or other broker-dealers) on a continuous basis through the Distributor in large blocks of 25,000 capital shares (“Creation Units”). Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the S&P 500.

55

Syntax Stratified LargeCap ETF Fund
Notes to Statement of Assets and Liabilities
December 31, 2018

4.	Fund Fees and Expenses

Investment Management Fees: The Fund pays the Advisor a unitary management fee at a rate of 0.45% of the Fund’s average daily net assets that is subject to an Expense Limitation Agreement. Syntax Advisors, LLC (“Syntax Advisors”) provides investment advisory, supervisory and administration services under an investment management agreement. The Fund pays a management fee to Syntax Advisors based on daily Average Net Assets (“ANA”) of 0.45%. Syntax Advisors, LLC (the “Adviser”) has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (excluding any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.30%. These arrangements cannot be terminated prior to one year from the effective date without the approval of the Board of Trustees. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if the Fund is able to make the payment without exceeding the applicable expense limitation. No management fees will be charged until the Fund commences operations.

Distributor, distribution and service fees: Foreside Fund Services, LLC (“Distributor”) is the Distributor of Fund shares. The Distributor will not distribute Fund shares in less than creation units and does not maintain a secondary market in Fund shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of Fund shares.

The Fund has a distribution and service plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, to which payments at an annual rate of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Fund shares. No payments pursuant to the Distribution Plan will be made through at least the next twelve (12) months of operation. Additionally, the implementation of any such payments would be approved by the Board prior to implementation

5.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made again the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6.	Related Party Transactions

There are no related party transactions during the period except as previously disclosed.

7.	Subsequent Events

In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The operational launch of the Trust and the Syntax Stratified LargeCap Fund was on January 2, 2019 at $40.00 per ETF share, with a creation Unit of $39,000,000 representing 975,000 shares outstanding at launch, which was inclusive of the initial $100,000 shown on the balance sheet representing 2,500 shares (see note 1 above). All ETF shares have been deposited into DTCC by the Fund’s Custodian and the Fund commenced trading on January 4, 2019.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Syntax ETF Trust and Shareholders of Syntax Stratified LargeCap ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities and the related notes (collectively referred to as the “financial statements”) of Syntax Stratified LargeCap ETF (the “Fund”) (one of the funds constituting the Syntax ETF Trust (the “Trust”)) as of December 31, 2018. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more Syntax investment companies since 2018.

Boston, Massachusetts

April 18, 2019

57

Syntax Index Series LP

Syntax 500 Series

Financial statements for the year ended December 31, 2018

58

SYNTAX INDEX SERIES LP
Syntax 500 Series

FINANCIAL STATEMENTS

for the year ended December 31, 2018

59

Report of Independent Auditors

To the General Partner, Syntax Index Series, L.P.

We have audited the accompanying financial statements of Syntax 500 Series (the ’’Series’’) of Syntax Index Series, L.P. (the “Partnership”), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

60

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Syntax 500 Series of Syntax Index Series, L.P. at December 31, 2018, and the results of its operations, changes in its partners’ capital and its cash flows, for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young

Ernst & Young
Dublin, Ireland
April 24, 2019

61

SYNTAX INDEX SERIES LP
Syntax 500 Series

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

		December 31, 2018
Assets
Cash and cash equivalents	2(c)	$120,716
Investments (cost: $35,543,620)	2(d)	33,520,427
Amounts due from broker		26,650
Dividends receivable		45,321

Total assets		$33,713,114

Liabilities and Partners’ Capital
Accrued expenses		$67,557
Amounts due to broker		26,559

Total Liabilities		94,116

General Partner capital		1,475,538
Limited Partners’ capital		32,143,460
Total Partners’ capital		33,618,998

Total Liabilities and Partners’ Capital		$33,713,114

See accompanying Notes, which are an integral part of the Financial Statements.

62

SYNTAX INDEX SERIES LP
Syntax 500 Series

SCHEDULE OF INVESTMENTS

December 31, 2018

Syntax 500 Series

Common Stocks	Shares	Value
3M Company	233	44,396
A. O. Smith Corporation	1,102	47,055
Abbott Laboratories	1,719	124,335
AbbVie Inc.	533	49,137
Abiomed Inc.	96	31,204
Accenture Plc	391	55,135
ACTIVISION BLIZZARD INC	1,699	79,122
Adobe Systems Incorporated	705	159,499
Advance Auto Parts Inc.	334	52,592
Advanced Micro Devices Inc.	2,036	37,585
AES Corporation	7,631	110,344
Affiliated Managers Group Inc.	425	41,412
Aflac Incorporated	1,169	53,260
Agilent Technologies Inc.	877	59,162
Air Products and Chemicals Inc.	117	18,726
Akamai Technologies Inc.	1,403	85,695
Alaska Air Group Inc.	879	53,487
Albemarle Corporation	215	16,570
Alexandria Real Estate Equities Inc.	199	22,933
Alexion Pharmaceuticals Inc.	417	40,599
Align Technology Inc.	282	59,059
Allegion PLC	1,057	84,253
Allergan Inc.	307	41,034
Alliance Data Systems Corporation	351	52,678
Alliant Energy Corporation	620	26,195
Allstate Corporation	1,150	95,025
Altria Group Inc.	2,596	128,216
Amazon.com Inc.	19	28,537
Ameren Corporation	402	26,222
American Airlines Group	1,689	54,234
American Electric Power Company Inc.	652	48,730
American Express Company	192	18,301
American International Group Inc.	1,217	47,962
American Tower Corporation	183	28,949
American Water Works Company Inc.	1,879	170,557
Ameriprise Financial Inc.	368	38,408
AmerisourceBergen Corporation	924	68,746
AMETEK Inc.	648	43,870
Amgen Inc.	238	46,331
Amphenol Corporation Class A	822	66,598
Anadarko Petroleum Corporation	537	23,542
Analog Devices Inc.	1,116	95,786
ANSYS Inc.	1,626	232,420
Anthem Inc	353	92,708
Aon plc	113	16,426
Apache Corporation	905	23,756
Apartment Investment and Management Co	968	42,476
Apple Inc.	735	115,939
Applied Materials Inc.	2,484	81,326
Aptiv PLC	1,383	85,151
Archer-Daniels-Midland Company	4,091	167,608
Arconic Inc	4,620	77,893
Arista Networks Inc	331	69,742
Arthur J. Gallagher & Co.	234	17,246
Assurant Inc.	506	45,257
AT&T Inc.	4,025	114,874
Autodesk Inc.	1,852	238,186
Automatic Data Processing Inc.	451	59,135
AutoZone Inc.	63	52,815
AvalonBay Communities Inc.	244	42,468
Avery Dennison Corporation	1,000	89,830
Baker Hughes a GE Company	6,376	137,084
Ball Corporation	950	43,681
Bank of America Corporation	2,486	61,255

Common Stocks	Shares	Value
Bank of New York Mellon Corporation	937	44,105
Baxter International Inc.	1,851	121,833
BB&T Corporation	533	23,090
Becton Dickinson and Company	197	44,388
Berkshire Hathaway Inc. Class B	608	124,141
Best Buy Co. Inc.	1,648	87,278
Biogen Idec Inc.	145	43,633
BlackRock Inc.	106	41,639
Boeing Company	191	61,598
Bookings Holdings Inc.	17	29,281
BorgWarner Inc.	2,636	91,575
Boston Properties Inc.	194	21,835
Boston Scientific Corporation	849	30,004
Brighthouse Financial	1,633	49,774
Bristol-Myers Squibb Company	875	45,483
Broadcom Inc	478	121,546
Broadridge Financial Solutions Inc.	472	45,430
Brown-Forman Corporation Class B	1,940	92,305
C.H. Robinson Worldwide Inc.	359	30,188
Cabot Oil & Gas Corporation	2,348	52,478
Cadence Design Systems Inc.	2,816	122,440
Campbell Soup Company	1,997	65,881
Capital One Financial Corporation	773	58,431
Cardinal Health Inc.	1,459	65,071
CarMax Inc.	894	56,081
Carnival Corporation	720	35,496
Caterpillar Inc.	480	60,994
CBOE Holdings Inc.	302	29,545
CBRE Group Inc. Class A	424	16,977
CBS Corporation Class B	1,266	55,350
Celanese Corporation Class A	914	82,233
Celgene Corporation	669	42,876
Centene Corp.	764	88,089
CenterPoint Energy Inc.	3,115	87,936
CenturyLink Inc.	7,150	108,323
Cerner Corporation	1,450	76,038
CF Industries Holdings Inc.	723	31,458
Charles Schwab Corporation	984	40,866
Charter Communications (New)	393	111,993
Chevron Corporation	2,403	261,422
Chipotle Mexican Grill Inc.	399	172,284
Chubb Ltd (New)	949	122,592
Church & Dwight Co. Inc.	2,276	149,670
Cigna Corporation (New)	473	89,832
Cimarex Energy Co.	798	49,197
Cincinnati Financial Corporation	1,533	118,685
Cintas Corporation	403	67,700
Cisco Systems Inc.	1,594	69,068
Citigroup Inc.	1,105	57,526
Citizen Financial Group Inc	804	23,903
Citrix Systems Inc.	743	76,128
Clorox Company	951	146,587
CME Group Inc. Class A	162	30,475
CMS Energy Corporation	531	26,364
Coca-Cola Company	2,776	131,444
Cognizant Technology Solutions Corporation	1,077	68,368
Colgate-Palmolive Company	2,402	142,967
Comcast Corporation Class A	3,346	113,931
Comerica Incorporated	1,763	121,100
ConAgra Brands Inc.	2,618	55,920
Concho Resources Inc.	238	24,464
ConocoPhillips	424	26,436
Consolidated Edison Inc.	1,088	83,188
Constellation Brands Inc. Class A	503	80,892

All investments are in quoted US entities.

See accompanying Notes, which are an integral part of the Financial Statements.

63

SYNTAX INDEX SERIES LP
Syntax 500 Series

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Syntax 500 Series (Continued)

Common Stocks	Shares	Value
Cooper Companies Inc.	243	61,844
Copart Inc.	633	30,245
Corning Incorporated	2,176	65,737
Costco Wholesale Corporation	1,323	269,508
Coty Inc Class A	21,425	140,548
Crown Castle International Corp.	265	28,787
CSX Corporation	347	21,559
Cummins Inc.	341	45,571
CVS Caremark Corporation	3,385	221,785
D.R. Horton Inc.	3,427	118,780
Danaher Corporation	454	46,816
Darden Restaurants Inc.	1,768	176,552
DaVita HealthCare Partners Inc.	699	35,971
Deere & Company	408	60,861
Delta Air Lines Inc.	1,023	51,048
DENTSPLY International Inc.	1,235	45,954
Devon Energy Corporation	2,118	47,740
Diamondback Energy Inc	295	27,347
Digital Realty Trust Inc.	798	85,027
Discover Financial Services	983	57,977
Discovery Communications C	1,169	26,981
Discovery Communications Inc. Class A	1,088	26,917
DISH Network Corporation Class A	3,971	99,156
Dollar General Corporation	580	62,686
Dollar Tree Inc.	709	64,037
Dominion Resources Inc.	678	48,450
Dover Corporation	598	42,428
DowDuPont Inc	864	46,207
DTE Energy Company	238	26,251
Duke Energy Corporation	309	26,667
Duke Realty Corporation	868	22,481
DXC Technology Company	1,285	68,323
E*TRADE Financial Corporation	399	17,508
Eastman Chemical Company	255	18,643
Eaton Corp. Plc	969	66,532
eBay Inc.	1,053	29,558
Ecolab Inc.	296	43,616
Edison International	1,529	86,801
Edwards Lifesciences Corporation	190	29,102
Electronic Arts Inc.	1,013	79,936
Eli Lilly and Company	408	47,214
Emerson Electric Co.	251	14,997
Entergy Corporation	581	50,007
EOG Resources Inc.	273	23,808
Equifax Inc.	375	34,924
Equinix Inc.	236	83,204
Equity Residential	652	43,039
Essex Property Trust Inc.	174	42,667
Estee Lauder Companies Inc. Class A	1,157	150,526
Everest RE Group Ltd.	212	46,165
Evergy Inc	464	26,341
Eversource Energy	403	26,211
Exelon Corporation	2,585	116,584
Expedia Inc.	257	28,951
Expeditors International of Washington In	432	29,415
Extra Space Storage Inc.	469	42,435
Exxon Mobil Corporation	3,620	246,848
F5 Networks Inc.	442	71,617
Facebook Inc. Class A	317	41,556
Fastenal Company	1,016	53,127
Federal Realty Investment Trust	155	18,296
FedEx Corporation	247	39,849
Fidelity National Information Services In	291	29,842
Fifth Third Bancorp	1,028	24,189

Common Stocks	Shares	Value
First Republic Bank	310	26,939
FirstEnergy Corp.	1,333	50,054
Fiserv Inc.	399	29,323
FleetCor Technologies Inc.	115	21,358
FLIR Systems Inc.	2,118	92,218
Flowserve Corporation	1,455	55,319
Fluor Corporation	2,770	89,194
FMC Corporation	393	29,066
Foot Locker Inc.	1,234	65,649
Ford Motor Company	10,701	81,863
Fortinet Inc.	1,000	70,430
Fortive Corp	221	14,953
Fortune Brands Home & Security Inc.	1,128	42,853
Franklin Resources Inc.	1,292	38,321
Freeport-McMoRan Copper & Gold Inc.	8,620	88,872
Gap Inc.	1,713	44,127
Garmin Ltd.	1,868	118,282
Gartner Inc.	525	67,116
General Dynamics Corporation	360	56,596
General Electric Company	6,412	48,539
General Mills Inc.	2,092	81,462
General Motors Company	2,597	86,870
Genuine Parts Company	553	53,099
Gilead Sciences Inc.	696	43,535
Global Payments Inc.	199	20,523
Goldman Sachs Group Inc.	704	117,603
Goodyear Tire & Rubber Company	4,394	89,682
Google Inc. Class A	22	22,989
Google Inc. Class C	22	22,783
H&R Block Inc.	1,690	42,875
Halliburton Company	2,358	62,676
Hanesbrands Inc.	6,710	84,076
Harley-Davidson Inc.	2,627	89,633
Harris Corporation	614	82,675
Hartford Financial Services Group Inc.	1,105	49,117
Hasbro Inc.	651	52,894
HCA Holdings Inc.	640	79,648
HCP Inc.	1,401	39,130
Helmerich & Payne Inc.	1,169	56,042
Henry Schein Inc.	907	71,218
Hershey Company	634	67,952
Hess Corporation	537	21,749
Hewlett Packard Enterprises	6,417	84,769
Hewlett-Packard Company	8,287	169,552
Hilton Worldwide Holdings Inc.	564	40,495
HollyFrontier Corporation	2,530	129,334
Hologic Inc.	2,176	89,434
Home Depot Inc.	529	90,893
Honeywell International Inc.	334	44,128
Hormel Foods Corporation	4,095	174,775
Host Hotels & Resorts Inc.	2,279	37,991
Humana Inc.	324	92,820
Huntington Bancshares Incorporated	2,001	23,852
Huntington Ingalls Industries Inc.	230	43,771
IDEXX Laboratories Inc.	480	89,290
IHS Markit Ltd.	1,246	59,771
Illinois Tool Works Inc.	348	44,088
Illumina Inc.	187	56,087
Incyte Corporation	689	43,814
Ingersoll-Rand Plc	475	43,334
Intel Corporation	848	39,797
Intercontinental Exchange Inc.	394	29,680
International Business Machines Corporatio	609	69,225
International Flavors & Fragrances Inc.	135	18,126

All investments are in quoted US entities.

See accompanying Notes, which are an integral part of the Financial Statements.

64

SYNTAX INDEX SERIES LP
Syntax 500 Series

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Syntax 500 Series (Continued)

Common Stocks	Shares	Value
International Paper Company	700	28,252
Interpublic Group of Companies Inc.	2,738	56,485
Intuit Inc.	404	79,527
Intuitive Surgical Inc.	62	29,693
Invesco Ltd.	2,391	40,025
IPG Photonics Corporation	129	14,614
IQVIA Holdings Inc (Q)	514	59,711
Iron Mountain Incorporated	2,086	67,607
J. M. Smucker Company	768	71,800
J.B. Hunt Transport Services Inc.	328	30,517
Jack Henry & Associates Inc.	232	29,353
Jacobs Engineering Group Inc.	1,554	90,847
Jefferies Group Inc.	6,896	119,715
Johnson & Johnson	915	118,081
Johnson Controls Intl ADR	1,427	42,311
JPMorgan Chase & Co.	607	59,255
Juniper Networks Inc.	2,628	70,719
Kansas City Southern	236	22,526
Kellogg Company	1,134	64,649
KeyCorp	1,608	23,766
Keysight Technologies Inc	247	15,334
Kimberly-Clark Corporation	1,332	151,768
Kimco Realty Corporation	1,233	18,063
Kinder Morgan Inc. Class P	7,515	115,581
KLA-Tencor Corporation	907	81,167
Kohl’s Corporation	993	65,876
Kraft Heinz Company	1,649	70,973
Kroger Co.	9,261	254,678
L Brands Inc.	1,479	37,966
L-3 Technologies Inc.	477	82,836
Laboratory Corporation of America Holdings	295	37,276
Lam Research Corporation	600	81,702
Lamb Weston Holdings Inc	1,031	75,840
Leggett & Platt Incorporated	1,262	45,230
Lennar Corporation Class A	3,025	118,429
Lincoln National Corporation	974	49,976
Linde PLC	116	18,101
LKQ Corporation	2,226	52,823
Lockheed Martin Corporation	159	41,633
Loews Corporation	2,698	122,813
Lowe’s Companies Inc.	977	90,236
LyondellBasell Industries NV	369	30,686
M&T Bank Corporation	165	23,616
Macerich Company	425	18,394
Macy’s Inc	1,987	59,173
Marathon Oil Corporation	1,819	26,084
Marathon Petroleum Corporation	2,285	134,838
Marriott International Inc. Class A	377	40,927
Marsh & McLennan Companies Inc.	209	16,668
Martin Marietta Materials Inc.	348	59,811
Masco Corporation	1,544	45,147
MasterCard Incorporated Class A	104	19,620
Mattel Inc.	4,646	46,414
Maxim Integrated Products Inc.	1,845	93,818
McCormick & Company Incorporated	516	71,848
McDonald’s Corporation	1,493	265,112
McKesson Corporation	626	69,154
Medtronic PLC.	324	29,471
Merck & Co. Inc.	596	45,540
MetLife Inc.	1,340	55,020
Mettler-Toledo International Inc.	26	14,705
MGM Resorts International	2,296	55,701
Michael Kors Holdings Ltd	1,923	72,920
Microchip Technology Incorporated	567	40,779

Common Stocks	Shares	Value
Micron Technology Inc.	1,187	37,664
Microsoft Corporation	1,532	155,605
Mid-America Apartment Communities Inc.	450	43,065
Mohawk Industries Inc.	390	45,614
Molson Coors Brewing Company Class B	1,472	82,668
Mondelez International Inc. Class A	1,572	62,927
Monster Beverage Corporation	2,600	127,972
Moody’s Corporation	251	35,150
Morgan Stanley	3,067	121,607
Mosaic Company	983	28,713
Motorola Solutions Inc.	961	110,553
MSCI Inc.	243	35,825
Mylan Inc.	6,285	172,209
NASDAQ OMX Group Inc.	352	28,713
National Oilwell Varco Inc.	5,129	131,815
Nektar Therapeutics	1,250	41,088
NetApp Inc.	1,487	88,729
Netflix Inc.	114	30,513
Newell Rubbermaid Inc.	2,481	46,122
Newfield Exploration Company	3,721	54,550
Newmont Mining Corporation	2,740	94,941
News Corporation Class A	2,482	28,171
News Corporation Class B	2,440	28,182
NextEra Energy Inc.	288	50,060
Nielsen N.V.	2,364	55,152
NIKE Inc. Class B	1,005	74,511
NiSource Inc.	6,639	168,299
Noble Energy Inc.	2,510	47,088
Nordstrom Inc.	1,251	58,309
Norfolk Southern Corporation	151	22,581
Northern Trust Corporation	469	39,204
Northrop Grumman Corporation	173	42,368
Norwegian Cruise Line Holdings Ltd.	851	36,074
NRG Energy Inc.	2,872	113,731
Nucor Corporation	1,616	83,725
NVIDIA Corporation	277	36,980
Occidental Petroleum Corporation	420	25,780
Omnicom Group Inc	803	58,812
ONEOK Inc.	2,020	108,979
Oracle Corporation	1,739	78,516
O’Reilly Automotive Inc.	157	54,060
PACCAR Inc	1,076	61,483
Packaging Corporation of America	325	27,125
Parker-Hannifin Corporation	302	45,040
Paychex Inc.	924	60,199
PayPal Holdings Inc	354	29,768
Pentair plc	1,555	58,748
People’s United Financial Inc.	7,979	115,137
PepsiCo Inc.	601	66,398
PerkinElmer Inc.	726	57,027
Perrigo Co. Plc	3,199	123,961
Pfizer Inc.	1,041	45,440
PG&E Corporation	3,503	83,196
Philip Morris International Inc.	1,658	110,688
Phillips 66	1,575	135,686
Pinnacle West Capital Corporation	307	26,156
Pioneer Natural Resources Company	199	26,172
PNC Financial Services Group Inc.	205	23,967
PPG Industries Inc.	303	30,976
PPL Corporation	918	26,007
Principal Financial Group Inc.	930	41,078
Procter & Gamble Company	1,618	148,727
Progressive Corporation	1,470	88,685
Prologis Inc.	469	27,540

All investments are in quoted US entities.

See accompanying Notes, which are an integral part of the Financial Statements.

65

SYNTAX INDEX SERIES LP
Syntax 500 Series

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

Syntax 500 Series (Continued)

Common Stocks	Shares	Value
Prudential Financial Inc.	633	51,621
Public Service Enterprise Group Incorpora	936	48,719
Public Storage	224	45,340
PulteGroup Inc.	4,748	123,401
PVH Corp.	489	45,453
Qorvo Inc	1,609	97,715
QUALCOMM Incorporated	2,112	120,194
Quanta Services Inc.	3,013	90,691
Quest Diagnostics Incorporated	474	39,470
Ralph Lauren Corporation Class A	449	46,454
Raymond James Financial Inc.	234	17,412
Raytheon Company	268	41,098
Realty Income Corporation	306	19,290
Red Hat Inc.	919	161,413
Regency Centers Corporation	330	19,364
Regeneron Pharmaceuticals Inc.	120	44,820
Regions Financial Corporation	1,807	24,178
Republic Services Inc.	919	66,251
ResMed Inc.	538	61,262
Robert Half International Inc.	1,053	60,232
Rockwell Automation Inc.	97	14,597
Rollins Inc.	1,868	67,435
Roper Industries Inc.	167	44,509
Ross Stores Inc.	768	63,898
Royal Caribbean Cruises Ltd.	378	36,965
S&P Global Inc	219	37,217
salesforce.com inc.	591	80,949
SBA Communications Corporation	176	28,493
Schlumberger NV	1,748	63,068
Seagate Technology PLC	2,367	91,343
Sealed Air Corporation	1,343	46,790
Sempra Energy	237	25,641
Sherwin-Williams Company	79	31,083
Simon Property Group Inc.	111	18,647
Skyworks Solutions Inc.	1,418	95,034
SL Green Realty Corp.	273	21,589
Snap-on Incorporated	371	53,903
Southern Company	593	26,045
Southwest Airlines Co.	1,092	50,756
Stanley Black & Decker Inc.	463	55,440
Starbucks Corporation	2,795	179,998
State Street Corporation	718	45,284
Stryker Corporation	273	42,793
SunTrust Banks Inc.	466	23,505
SVB Financial Group	635	120,599
Symantec Corporation	3,764	71,121
Synchrony Financial	2,521	59,143
Synopsys Inc.	1,388	116,925
Sysco Corporation	4,180	261,919
T. Rowe Price Group	441	40,713
Take-Two Interactive Software Inc.	785	80,808
Tapestry Inc.	2,108	71,145
Target Corporation	905	59,811
TE Connectivity Ltd.	937	70,865
TechnipFMC PLC	3,394	66,455
Texas Instruments Incorporated	1,033	97,619
Textron Inc.	1,226	56,384
Thermo Fisher Scientific Inc.	259	57,962
Tiffany & Co.	882	71,010
TJX Companies Inc.	1,344	60,131
Torchmark Corporation	676	50,382
Total System Services Inc.	239	19,428
Tractor Supply Company	614	51,232
TransDigm Group Incorporated	131	44,548

Common Stocks	Shares	Value
Travelers Companies Inc.	1,009	120,828
TripAdvisor Inc.	752	40,563
Twenty-First Century Fox Inc. Class A	1,241	59,717
Twenty-First Century Fox Inc. Class B	1,248	59,629
Twitter Inc.	1,268	36,442
Tyson Foods Inc. Class A	3,300	176,220
U.S. Bancorp	499	22,804
UDR Inc.	1,086	43,027
Ulta Salon Cosmetics & Fragrance Inc.	370	90,591
Under Armour Inc. Class A	1,920	33,926
Under Armour Inc. Class C	2,056	33,246
Union Pacific Corporation	160	22,117
UNITED CONTL HLDGS INC	624	52,248
United Parcel Service Inc. Class B	462	45,059
United Rentals Inc.	519	53,213
United Technologies Corporation	384	40,888
UnitedHealth Group Incorporated	367	91,427
Universal Health Services Inc. Class B	670	78,095
Unum Group	1,754	51,533
V.F. Corporation	1,213	86,535
Valero Energy Corporation	1,866	139,894
Varian Medical Systems Inc.	255	28,894
Ventas Inc.	1,296	75,933
VeriSign Inc.	598	88,677
VERISK ANALYTICS INC	321	35,002
Verizon Communications Inc.	2,130	119,749
Vertex Pharmaceuticals Incorporated	268	44,410
Viacom Inc. Class B	2,132	54,792
Visa Inc. Class A	150	19,791
Vornado Realty Trust	356	22,083
Vulcan Materials Company	611	60,367
W.W. Grainger Inc.	192	54,213
Walgreens Boots Alliance	3,091	211,208
Wal-Mart Stores Inc.	2,977	277,308
Walt Disney Company	1,083	118,751
Waste Management Inc.	750	66,743
Waters Corporation	322	60,745
WellCare Health Plans Inc.	256	60,439
Wells Fargo & Company	1,307	60,227
Welltower Inc	1,121	77,809
Western Digital Corporation	2,356	87,101
Western Union Company	3,346	57,083
WestRock Co Class A	685	25,866
Weyerhaeuser Company	2,531	55,328
Whirlpool Corporation	403	43,069
Williams Companies Inc.	5,181	114,241
Willis Towers Watson	113	17,160
Wisconsin Energy Corporation	701	48,551
Wynn Resorts Limited	570	56,379
Xcel Energy Inc.	529	26,064
Xerox Corporation	7,456	147,331
Xilinx Inc.	457	38,923
Xylem Inc.	929	61,983
YUM! Brands Inc.	2,983	274,197
Zimmer Holdings Inc.	418	43,355
Zions Bancorporation	2,930	119,368
Zoetis Inc. Class A	515	44,053
Total Common Stocks (Cost $35,543,620)		$33,520,427

All investments are in quoted US entities.

See accompanying Notes, which are an integral part of the Financial Statements.

66

SYNTAX INDEX SERIES LP
Syntax 500 Series

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2018

				Percent of
Securities Investments By Specific Risk Groups	Country	Cost	Fair Value	Net Assets

Syntax 500 Series
Common Stocks
Financials Risk Group	US	$4,849,321	$4,290,162	12.76%
Energy Risk Group	US	4,538,494	4,172,719	12.41%
Industrials Risk Group	US	4,574,865	4,229,258	12.58%
Information Tools Risk Group	US	4,256,111	4,211,575	12.53%
Information Products & Services Risk Group	US	4,372,865	4,105,638	12.21%
Consumer Risk Group	US	4,560,733	4,229,382	12.58%
Food Risk Group	US	4,150,027	4,159,997	12.37%
Healthcare Risk Group	US	4,241,204	4,121,695	12.26%
Total		$35,543,620	33,520,427	99.71%

Note: No investment, or combination of investments in any single issuer, constituted more than

5% of the net assets of the Fund.

All investments are in quoted US entities.

See accompanying Notes, which are an integral part of the Financial Statements.

67

SYNTAX INDEX SERIES LP
Syntax 500 Series

STATEMENT OF OPERATIONS

Year ended December 31, 2018

		Syntax 500
		Series
Income
Dividend income		$670,619
Interest income		-

Total income		670,619

Expenses
Management fees		83,112
Expenses in excess of cap	2(g)	(16,090)

Total expenses		67,022

Net investment income		603,597

Net realized gain on investments		297,562
Net unrealized loss on investments		(3,696,999)

Net realized gains and net change in unrealized loss on investments		(3,399,437)

Net decrease in partners’ capital resulting from operations		$(2,795,840)

Pro-rata allocation of income
Limited Partners		$(2,691,802)
General Partner		(104,038)

Net decrease in partners’ capital resulting from operations		$(2,795,840)

See accompanying Notes, which are an integral part of the Financial Statements.

68

SYNTAX INDEX SERIES LP
Syntax 500 Series

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year ended December 31, 2018

	General Partner	Limited Partners	Total

Partners’ capital January 1, 2018	$1,574,884	$28,000,162	$29,575,046

Capital contributions	4,692	6,835,100	6,839,792
Capital withdrawals	-	-	-
Net decrease in Partners’ capital resulting from operations	(104,038)	(2,691,802)	(2,795,840)
Total increase/(decrease) in Partners’ capital during the year	(99,346)	4,143,298	4,043,952

Partners’ capital December 31, 2018	$1,475,538	$32,143,460	$33,618,998

See accompanying Notes, which are an integral part of the Financial Statements.

69

SYNTAX INDEX SERIES LP
Syntax 500 Series

STATEMENT OF CASH FLOWS

Year ended December 31, 2018

Syntax 500
Series
Cash Flows from operating activities:
Net decrease in partners’ capital from operations	$(2,795,840)
Adjustments to reconcile net increase in partners’ capital from operations to net cash flows from operating activities:
Purchase of investment securities	(16,276,526)
Proceeds from disposition of investment securities	9,266,730
Unrealized loss on investments	3,696,999
Net realized gain on investments	(297,562)
Decrease (increase) in interest and dividends receivable	(14,611)
Increase (decrease) in amounts due to brokers	(1,300,208)
Decrease (increase) in amounts due from brokers	(26,650)
Increase (decrease) in accrued expenses	(21,941)
Net cash used in operating activities	(7,769,609)

Cash flows from financing activities:
Proceeds from contributions	6,839,792
Increase in contributions receivable	996,006
Decrease in contributions received in advance	(325,000)
Decrease in withdrawals payable	(5,531)
Net cash provided by financing activities	7,505,267

Net decrease in cash and cash equivalents	(264,342)
Beginning cash and cash equivalents balance	385,058
Ending cash and cash equivalents balance	$120,716

See accompanying Notes, which are an integral part of the Financial Statements.

70

SYNTAX INDEX SERIES LP

Syntax 500 Series

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

1.	ORGANIZATION AND PURPOSE

These separate set of financial statements of the Syntax 500 Series within the Syntax Index Series, LP have been prepared for the purpose of the Syntax ETF Trust’s Statement of Additional Information in the Registration Statement (Form N-1A No. 333-215607). As further described in Note 11 Subsequent Events, on January 2, 2019 the Syntax 500 Series transferred substantially all of its asset and liabilities to the Syntax Stratified LargeCap ETF (ticker: SSPY). In exchange for the transfer the investors of the Syntax 500 Series received shares in the Syntax Stratified LargeCap ETF in place of each investors holding in the Syntax 500 Series. Following this, the Syntax 500 Series within Syntax Index Series, LP ceased its trading activities.

Syntax Index Series LP (“Fund” or “Partnership”) was formed as a limited partnership and organized under the laws of the State of Delaware. The name was changed from Syntax 900 I, L.P. to Syntax Index Series LP on January 1, 2015. The Partnership commenced operations on November 28, 2010. The General Partner of the Partnership is Syntax Index Series GP, LLC (“General Partner”). The name of the General Partner was changed from Syntax 900 I GP, LLC to Syntax Index Series GP, LLC on December 14, 2016. The Partnership’s investment manager is Syntax LLC (“Manager”). The name of the Manager was changed from Syntax Analytics LLC to Syntax LLC on March 23, 2015. Further, on March 15, 2017, the investment management agreement was assigned to Syntax Advisors, LLC. The registered offices of the General Partner are located at 110 East 59th Street, 31st Floor, New York, NY 10022.

On January 1, 2015, with the consent of a majority of the Limited Partners, the Partnership was restructured into a Delaware Series Limited Partnership. The Partnership also changed its name from Syntax 900 I, L.P. to Syntax Index Series LP at the time of the restructuring. Prior to the restructuring, the Partnership operated as a single investment vehicle that was managed as eleven sub-portfolios. These sub-portfolios reflect the securities included in each of the Syntax 900, 500 and 400 as well as the Syntax Financials, Energy, Industrials, Information Tools, Information Products, Consumer Products, Food and Healthcare Portfolios. In the opinion of the General Partner, it was in the best interests of the Partnership and the Limited Partners to create segregated, individually investable portfolios (“Series”) within the Partnership to hold securities included in each index and industry grouping described above. The assets, liabilities and income of each Series are accounted for individually and separate from other Series. The assets and liabilities of the Partnership were split among the newly created Series.

The investment objective of the Partnership and of the Syntax 500 Series is to deliver returns that provide an equity risk premium commensurate with the risk of a broad-based, diversified US large cap equity portfolio. The investment universe that Syntax uses to accomplish its investment objectives are 500 large-cap US companies. An integral part of the Fund’s investment objective is to provide this broad-based equity exposure while minimizing non-systematic risk. A portfolio is exposed to non-systematic risk when its intended weights or exposures to specific risks deviate from their original values due to changes in market values of the constituents of the portfolio. The Fund manages its portfolio’s exposure to non-systematic risk by hierarchically stratifying the constituents of its portfolio into specific predetermined risk groups and sub-groups. It then assigns specific relative weights to each predetermined risk exposure. The Fund actively maintains these risk exposures by resetting the weights no less than quarterly. Syntax believes that through this active risk management process, a portfolio’s exposure to and the impact from non-systematic risks can be minimized and Syntax can create an optimal risk profile in which the only concentrated risk is systematic. Traditional indices use another approach: capitalization weighting. These indices typically have relative weights based on their respective market capitalizations.

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SYNTAX INDEX SERIES LP

Syntax 500 Series

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

1.	ORGANIZATION AND PURPOSE (Continued)

Because of the hierarchical risk stratification methodology used by the Fund to manage specific risk exposure and control for selection biases in a portfolio, the Fund’s investment objective is, by definition, not to provide returns consistent with a capitalization-weighted portfolio. Rather, the Fund’s investment strategy is to provide investors with normalized returns that should be expected from an equity portfolio that consistently maintains broad-based and well-distributed exposure to each risk category in its portfolio. By using Syntax’ patented attribute based bar code technology, the Fund’s strategy is to control for these selection biases that are endemic to a capitalization weighted portfolio and, thus, protect its portfolio from the downside pressure that results from non-systematic variables. By using the 500 large-cap companies as its investment universe, the Fund provides a direct ongoing comparison between these two different approaches to portfolio management.

The debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to the Series are enforceable only against the assets of the Series and not against any other assets of the Partnership generally or any other Series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Partnership generally or any other Series are enforceable against the assets of the Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Accounting

The financial statements are expressed in US dollars. They are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

(b) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

(c) Cash and Cash Equivalents

Cash and cash equivalents include amounts due from banks on demand and interest bearing deposits with original maturities of three months or less. There are no restrictions on cash balances.

(d) Investments

Security transactions are recorded on the trade date basis. Realized gains and losses are computed by use of the specific identification method. Dividend income is recognized on the ex-dividend date while interest is recorded on an accruals basis.

Securities are fair valued as of the close of trading on the primary market in which each security trades on the reporting date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. Securities not traded on the valuation date are fair valued at the mean of the latest quoted bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

(e) Amounts Due from/to Broker

Amounts due from broker and amounts due to broker represent amounts receivable and payable resulting from trades pending settlement as of December 31, 2018.

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SYNTAX INDEX SERIES LP

Syntax 500 Series

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f) Accrued Expenses

Expenses such as custodian fees are estimated and accrued monthly. Management believes that the amounts so accrued are reasonable and reflective of actual charges incurred. The General Partner pays or reimburses the Fund for all Fund expenses including the cost of the audit of the Partnership’s financial statements, tax return preparation fees, bank charges.

(g) Expense Cap

The General Partner has agreed to limit the expenses for the life of the Fund, including management fees and trading costs, charged to limited partners to no more than 0.25% per annum in the 500 Series. Actual expenses to the Fund exceeded this limit by $16,090 during the year which amount the General Partner reimbursed the Fund.

(h) Tax

The Partnership files annual tax returns as a combined whole and, therefore, the Series is included in the Partnership’s annual tax filing. As a result, the following discussion is related to the Partnership as a whole and not to the Series individually. The Partnership is subject to the provisions of the FASB ASC 740-10-65-1 requirements for accounting for uncertainty in income taxes. These standards establish consistent thresholds as it relates to accounting for income taxes. It defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized. The general partner has analyzed the Partnership’s inventory of tax positions taken with respect to applicable income tax issues for all open tax years (in each respective jurisdiction) and has concluded that no provision for income tax is required in the Partnership’s financial statements. The federal and state income tax returns of the Partnership for 2018 are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

(i) Recently Adopted Accounting Pronouncement

In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement”.

ASU 2018-13 removes the requirement to disclose the following: the policy for the timing of transfers between the levels of the fair value hierarchy, the valuation processes for Level 3 fair value measurements and the changes in unrealized gains/(losses) for the period included in earnings for recurring Level 3 fair value measurements held at the end of the reporting period. ASU 2018-13 also requires the following modification: in lieu of a rollforward for recurring Level 3 investments, the Partnership is required to disclose the purchases of Level 3 assets and liabilities and the transfers into and out of Level 3 of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, however early adoption is permitted. The General Partner has elected to early adopt ASU 2018-13 as of January 1, 2018.

73

SYNTAX INDEX SERIES LP

Syntax 500 Series

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

3.	FAIR VALUE

Investments in securities are carried at fair value. Under ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 establishes a three-tier fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC Topic 820 are described below:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities:
Level 2	Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly:
Level 3	Prices or valuation that requires inputs that are both significant to the fair value measurement and unobservable.

There were no transfers of securities between levels of the fair value hierarchy during the year ended December 31, 2018. All investments in securities were classified as Level 1 at December 31, 2018 with a fair value of $33,520,427.

4.	MANAGEMENT FEE

The Investment Manager (Syntax Advisors, LLC) is entitled to receive a management fee at an annual rate of between 0.25% and 0.30% calculated based on assets under management as of the last day of each calendar month including General Partner capital. Management fees are charged at the Series level. The rates charged vary by Series between 0.25% and 0.30%. Management fees are charged to the 500 Series at 0.25% per annum and totaled $83,112 during the year.

5.	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

At December 31, 2018, the Partnership had all of its individual counterparty credit risk with Citibank N.A. and State Street Bank in the United States. Senior debt of Citibank N.A. is rated A+ by Standard and Poor’s and is rated A1 by Moody’s. Senior debt of State Street Bank is rated A by Standard and Poor’s and is rated A1 by Moody’s. In addition, all cash and cash equivalents are held with Citibank N.A. and State Street Bank in the United States. The Partnership continuously monitors the credit standing of its broker and does not expect any material losses as a result of this concentration. All cash and securities in the 500 Series are held at State Street Bank.

All securities transactions of the Partnership are cleared by registered brokers/dealers pursuant to customer agreements. In the event the brokers/dealers are unable to fulfill their obligations, the Partnership would be subject to credit risk.

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SYNTAX INDEX SERIES LP

Syntax 500 Series

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

6.	PORTFOLIO GAINS AND LOSSES

The 500 Series within the Fund is a passive portfolio in that it owns and maintains a portfolio of securities whose only constituents are those constituting the Syntax 500. Gains and losses for the Series are allocated pro-rata to those Partners invested in the Series. Except for additions and deletions to the constituent base that happen from time to time as part of the indexing process, the underlying securities in the Series do not change. The primary difference between the Fund and a traditional US stock index is their approach to risk management. As opposed to capitalization-weighting the constituents, the Fund hierarchically stratifies the constituents into specific risk exposures. The Fund manages the portfolio’s specific risk exposure using a predetermined weighting algorithm for each group and each hierarchically ordered sub-group. Because the constituents of the Series are dynamic and their relative market values change over time, the relative weights of these risk groups will change over time also. To adjust for this, the Fund resets the relative weights of each risk group within the Series on a quarterly basis. This process by which the Fund resets risk exposures will generate inter-period gains and losses. The only source of gains and/or losses from the sales of securities for the Fund is from this quarterly rebalancing process of resetting the relative risk exposures of the constituents within each Series of the Fund and from additions and deletions to the portfolio as the underlying constituents change.

Index Series	Net Investment Income	Realized Gain	Unrealized (Loss)	Net Increase/(Decrease) in Assets from Operations
Syntax 500 Series	$603,597	$297,562	$(3,696,999)	$(2,795,840)

7.	COMMITMENTS AND CONTINGENCIES

Management is aware of no outstanding commitments or contingencies.

8.	FINANCIAL HIGHLIGHTS

The following represents operating performance of the 500 Series within the Fund, ratios to average net assets and total return information for the year ended December 31, 2018:

Syntax 500 Series Highlights
Total return to limited partners (a)	-6.57%
Ratio of expenses to average limited partners’ capital (b)	0.20%
Ratio of net investment income to average limited partners’ capital (c)	1.83%

(a)	Total return is calculated based on net asset value for the limited partner class taken as a whole. An individual investor’s return may vary from these returns based on timing of capital transactions.
(b)	The expense ratio is calculated as a percentage of average net assets and is calculated for the limited partner class taken as a whole. The ratio in the table above is net of Expenses in excess of cap. The computation of such ratios based on the amount of expenses assessed to an individual investor’s capital may vary from these ratios based on the timing of capital transactions.
(c)	The ratio of net investment income is calculated as a percentage of average net assets.

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SYNTAX INDEX SERIES LP

Syntax 500 Series

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2018

10.	RELATED PARTY TRANSACTIONS

Capital Transactions

The General Partner had $1,475,538 invested in the 500 Series at December 31, 2018. Persons who are members of the General Partner’s family had $156,264 invested in the 500 Series at December 31, 2018 and management of the Investment Manager had $92,632 invested in the Series at December 31, 2018. As discussed in Note 2(g) above, the General Partner has reimbursed the Fund for expenses in excess of the cap.

11.	INDEMNIFICATIONS

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Partnerships maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

12.	SUBSEQUENT EVENTS

In connection with the preparation of the accompanying financial statements as of December 31, 2018, management has evaluated the impact of all subsequent events on the Fund through April 24, 2019, the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure other than as set forth below.

On January 2, 2019, the Syntax 500 Series made an in-kind, tax free distribution of its entire Net Asset Value to the Syntax Stratified LargeCap ETF (ticker: SSPY). In exchange for the in-kind contribution, the Syntax 500 Series received 841,316 shares of the Syntax Stratified LargeCap ETF. Such shares, and residual cash, were subsequently distributed on a pro rata basis to the investors in the Syntax 500 Series. Following the distribution, the Syntax 500 Series ceased trading activities.

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APPENDIX A

PROXY VOTING POLICIES

Background

An investment adviser has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. Vanguard Consulting Group will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

As an investment advisor, VCG may have the authority to vote proxies relating to securities on behalf of clients. In certain circumstances, when permitted by the client VCG may outsource the proxy voting. These policies and procedures are designed to deal with the complexities which may arise in cases where VCG’s interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby VCG exercises proxy authority. This document is available to any client upon request. VCG will also make available the record of VCG’s votes promptly upon request.

The CCO of VCG is responsible for monitoring the effectiveness of this policy. Unless contractually obligated to vote in a certain manner, VCG will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where VCG deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. VCG may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

VCG will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, VCG’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”).
•	Proxies are received for equity securities where, at the time of receipt, VCG’s Clients and Investors no longer hold that position.

Management Proposals

Absent good reason to the contrary, VCG will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

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VCG will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which VCG will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure. As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, VCG will generally vote along with management.

Non-Routine Matters

Non-routine matters might include such things as:

•	Amendments to management incentive plans
•	The authorization of additional common or preferred stock
•	Initiation or termination of barriers to takeover or acquisition
•	Mergers or acquisitions
•	Corporate reorganizations
•	“Contested” director slates

In non-routine matters, VCG will attempt to be generally familiar with the questions at issue. Non- routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, VCG, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. VCG’s proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a “Proxy Service” for voting VCG’s proxies after approval by the CCO.

Documenting Proxy Voting

VCG will maintain copies of each proxy statement received and of each executed proxy; however, VCG may rely on the SEC’s EDGAR system for records of proxy statements. VCG will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

VCG will also maintain a record of each written request from a Client or Investor for proxy voting information and VCG’s written response to any request from a Client or Investor for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

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Actual and Apparent Conflicts of Interest

Potential conflicts of interest between VCG and its clients may arise when VCG’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the VCG’s clients.

If the issue is specifically addressed in these policies and procedures, VCG will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, VCG shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from VCG’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, VCG will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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